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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Annual Report (Form 10-K) of Shelby Williams Industries, Inc. of our report dated January 30, 1997, included in the 1996 Annual Report to Stockholders of Shelby Williams Industries, Inc.

                                          ERNST & YOUNG LLP

Atlanta, Georgia
January 30, 1997